UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2005

Cole Credit Property Trust II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-121094	20-1676382
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona		85016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(602) 778-8700

None
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2005, Cole LO Enterprise AL, LLC, a Delaware limited liability company ("LO Enterprise"), a wholly-owned subsidiary of Cole Operating Partnership II, LP ("COP II"), the operating partnership of Cole Credit Property Trust II, Inc. (the "Company"), entered into an agreement of purchase and sale (as amended, the "LO Enterprise Agreement") with Daniel Elstein, who is not affiliated with the Company, its advisor or affiliates. Series C, LLC, which is an affiliate of the Company and the Company’s advisor, was the original purchaser under the LO Enterprise Agreement and assigned its rights and obligations under the LO Enterprise Agreement to LO Enterprise prior to acquiring the property. Pursuant to the LO Enterprise Agreement, LO Enterprise agreed to purchase all of Daniel Elstein’s interests in an approximately 95,170 square foot single-tenant retail building on an approximately 16.70 acre site located at Enterprise, Alabama ("the "LO Enterprise Property") for a gross purchase price of approximately $7.5 million, exclusive of closing costs. The LO Enterprise Property was constructed in 1995.

In connection with the LO Enterprise Agreement, LO Enterprise paid $75,000 as an earnest money deposit (the "LO Enterprise Deposit"). On December 1, 2005, LO Enterprise acquired the LO Enterprise Property from Daniel Elstein, and the LO Enterprise Deposit was applied to the purchase price. The LO Enterprise Agreement contains customary representations and warranties and customary indemnification provisions. The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

On November 30, 2005, Cole CV Alpharetta GA, LLC, a Delaware limited liability company ("CV Alpharetta"), a wholly-owned subsidiary of COP II, entered into an agreement of purchase and sale (as amended, the "CV Alpharetta Agreement") with Thompson-Alpharetta, LLC ("Thompson"), which is not affiliated with the Company, its advisor or affiliates. Series C, LLC, which is an affiliate of the Company and the Company’s advisor, was the original purchaser under the CV Alpharetta Agreement and assigned its rights and obligations under the CV Alpharetta Agreement to CV Alpharetta prior to acquiring the property. Pursuant to the CV Alpharetta Agreement, CV Alpharetta agreed to purchase all of Thompson’s interest in an approximately 10,125 square foot single-tenant retail building on an approximately 1.19 acre site located at Alpharetta, Georgia ("the "CV Alpharetta Property") for a gross purchase price of approximately $3.1 million, exclusive of closing costs. The CV Alpharetta Property was constructed in 1998.

In connection with the CV Alpharetta Agreement, CV Alpharetta paid $200,000 as an earnest money deposit (the "CV Alpharetta Deposit"). On December 1, 2005, CV Alpharetta acquired the CV Alpharetta Property from Thompson, and the CV Alpharetta Deposit was applied to the purchase price. The CV Alpharetta Agreement contains customary representations and warranties and customary indemnification provisions. The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

On December 1, 2005, in connection with the acquisition of the LO Enterprise Property, LO Enterprise obtained an approximately $6.0 million loan from Wachovia Bank, National Association (the "Lender") by executing a promissory note (the "LO Enterprise Loan"). The LO Enterprise Loan, which is secured by the LO Enterprise Property, consists of an approximately $4.9 million fixed interest rate tranche (the "LO Enterprise Fixed Rate Tranche") and an approximately $1.1 million variable interest rate tranche (the "LO Enterprise Variable Rate Tranche"). The LO Enterprise Fixed Rate Tranche has a fixed interest rate of 5.52% per annum with monthly interest-only payments and the outstanding principal and interest due on December 11, 2010 (the "LO Enterprise Maturity Date"). The LO Enterprise Variable Rate Tranche has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments and the outstanding principal and interest due on March 1, 2006. The LO Enterprise Loan generally is non-recourse to LO Enterprise and COP II, but both entities are liable for customary non-recourse carveouts.

The LO Enterprise Loan may not be prepaid, in whole or in part, except under the following circumstances: (i) full prepayment may be made on any of the three (3) monthly payment dates occurring immediately prior to the LO Enterprise Maturity Date and (ii) partial prepayments resulting from Lender’s election to apply insurance or condemnation proceeds may be made to reduce the outstanding principal balance of the LO Enterprise Loan. Notwithstanding the prepayment limitations, LO Enterprise may sell the LO Enterprise Property to a buyer that assumes the LO Enterprise Loan. The transfer shall be subject to the Lender’s approval of the proposed buyer and the payment of the Lender’s costs and expenses associated with the sale of the LO Enterprise Property.

In the event the LO Enterprise Loan is not paid off on the LO Enterprise Maturity Date, the LO Enterprise Loan includes hyper-amortization provisions. The LO Enterprise Maturity Date, pursuant to the hyper-amortization provisions, will be extended by twenty (20) years. During such period, Lender will apply 100% of the rents collected to (i) all payments due to Lender under the LO Enterprise Loan, including any payments to escrows or reserve accounts, (ii) any operating expenses of the LO Enterprise Property pursuant to an approved annual budget, (iii) any extraordinary expenses, and (iv) any accrued interest under the LO Enterprise Loan. Any remaining amount will be applied to the reduction of the principal balance of the LO Enterprise Loan, until paid in full. The interest rate during the hyper-amortization period shall be the greater of (x) the fixed interest rate of 5.52% plus two percent (2.0%) or (y) the Treasury Constant Maturity Yield Index plus two percent (2.0%).

On December 1, 2005, in connection with the acquisition of the CV Alpharetta Property, CV Alpharetta obtained an approximately $2.5 million loan from Lender by executing a promissory note (the "CV Alpharetta Loan"). The CV Alpharetta Loan, which is secured by the CV Alpharetta Property, consists of an approximately $2.0 million fixed interest rate tranche (the "CV Alpharetta Fixed Rate Tranche") and a $465,000 variable interest rate tranche (the "CV Alpharetta Variable Rate Tranche"). The CV Alpharetta Fixed Rate Tranche has a fixed interest rate of 5.52% per annum with monthly interest-only payments and the outstanding principal and interest due on December 11, 2010 (the "CV Alpharetta Maturity Date"). The CV Alpharetta Variable Rate Tranche has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments and the outstanding principal and interest due on March 1, 2006. The CV Alpharetta Loan generally is non-recourse to CV Alpharetta and COP II, but both entities are liable for customary non-recourse carveouts.

The CV Alpharetta Loan may not be prepaid, in whole or in part, except under the following circumstances: (i) full prepayment may be made on any of the three (3) monthly payment dates occurring immediately prior to the CV Alpharetta Maturity Date and (ii) partial prepayments resulting from Lender’s election to apply insurance or condemnation proceeds may be made to reduce the outstanding principal balance of the CV Alpharetta Loan. Notwithstanding the prepayment limitations, CV Alpharetta may sell the CV Alpharetta Property to a buyer that assumes the CV Alpharetta Loan. The transfer shall be subject to the Lender’s approval of the proposed buyer and the payment of the Lender’s costs and expenses associated with the sale of the CV Alpharetta Property.

In the event the CV Alpharetta Loan is not paid off on the CV Alpharetta Maturity Date, the CV Alpharetta Loan includes hyper-amortization provisions. The CV Alpharetta Maturity Date, pursuant to the hyper-amortization provisions, will be extended by twenty (20) years. During such period, Lender will apply 100% of the rents collected to (i) all payments due to Lender under the CV Alpharetta Loan, including any payments to escrows or reserve accounts, (ii) any operating expenses of the CV Alpharetta Property pursuant to an approved annual budget, (iii) any extraordinary expenses and (iv) any accrued interest under the CV Alpharetta Loan. Any remaining amount will be applied to the reduction of the principal balance of the CV Alpharetta Loan, until paid in full. The interest rate during the hyper-amortization period shall be the greater of (x) the fixed interest rate of 5.52% plus two percent (2.0%) or (y) the Treasury Constant Maturity Yield Index plus two percent (2.0%).

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 1, 2005, LO Enterprise acquired the LO Enterprise Property from Daniel Elstein. The purchase price of the LO Enterprise Property was approximately $7.5 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $6.0 million loan secured by the LO Enterprise Property. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $135,000 and its advisor a finance coordination fee of approximately $49,000. The area surrounding the LO Enterprise Property within a three-mile radius is shared by multi-family housing and commercial development. The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.01.

The LO Enterprise Property is 100% leased to Lowe’s Home Centers, Inc., which is a wholly-owned subsidiary of Lowe’s Companies, Inc. ("Lowe’s"), which guarantees the lease. The LO Enterprise Property is subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent for the LO Enterprise Property of $500,000, or $5.25 per square foot, is fixed through the initial lease term, which expires April 30, 2015. The tenant has six options to renew the lease, each for an additional five-year term beginning on May 1, 2015, with rental escalations descending from a range of 10% at the first renewal option to 3% at the fourth renewal option, and no escalation at the fifth and sixth renewal options.

Lowe’s operates over 1,150 stores in 49 states. Lowe’s has a Standard & Poor’s credit rating of "A+" and the company’s stock is publicly traded on the New York Stock Exchange under the ticker symbol "LOW".

An affiliate of the Company has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the LO Enterprise Property and will receive a property management fee of 2.0% of the monthly gross revenue from the property. The Company currently has no plans for any renovations, improvements or development of the LO Enterprise Property. The Company believes the LO Enterprise Property is adequately insured.

On December 1, 2005, CV Alpharetta acquired the CV Alpharetta Property from Thompson. The purchase price of the CV Alpharetta Property was approximately $3.1 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $2.5 million loan secured by the CV Alpharetta Property. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $62,000 and its advisor a finance coordination fee of approximately $20,000. The area surrounding the CV Alpharetta Property within a three-mile radius is shared by multi-family housing and commercial development. The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.01.

The CVS Alpharetta Property is 100% leased to Mayfield CVS, Inc., which is a wholly-owned subsidiary of CVS Corporation ("CVS"), which guarantees the lease. The CVS Alpharetta Property is subject to a net lease, pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The lease has an annual base rent of $206,600, or $20.40 per square foot, for the first year, with 6% rental escalations every five years over the remaining lease term, which expires January 31, 2019, and all renewal options. The tenant has three options to renew the lease, each for an additional five-year term beginning on February 1, 2019.

CVS operates over 5,000 stores in 36 states. CVS has a Standard & Poor’s credit rating of "A-" and the company’s stock is publicly traded on the New York Stock Exchange under the ticker symbol "CVS".

An affiliate of the Company has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the CV Alpharetta Property and will receive a property management fee of 2.0% of the monthly gross revenue from the property. The Company currently has no plans for any renovations, improvements or development of the CV Alpharetta Property. The Company believes the CV Alpharetta Property is adequately insured.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before February 14, 2006, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Exhibits

99.1 Press release dated December 6, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cole Credit Property Trust II, Inc.

December 6, 2005	By:	/s/ Blair D. Koblenz

Name: Blair D. Koblenz
Title: Chief Financial Officer and Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 6, 2005.